                                                             Exhibit 10.11(d)



                               CONCURRENT USE AGREEMENT



    THIS CONCURRENT USE AGREEMENT ("Agreement") is effective as of the 5th day of November, 1997 ("Effective Date"), by and between Hugo Boss AG
("HUGO BOSS"), a corporation of the Federal Republic of Germany, and I. C. Isaacs & Company L.P. ("ISAACS"), a Delaware Limited Partnership.



                                   R E C I T A L S

    A. HUGO BOSS is the owner of various trademarks including the word "BOSS" throughout the world and in the United States ("Hugo Boss' Marks"). HUGO BOSS and its predecessors in interest have used for many years the mark BOSS and Hugo Boss' Marks and have developed certain intellectual property rights in connection therewith.

    B. ISAACS, as the successor in interest of Brookhurst, Inc., is the owner of certain United States trademark rights in and registrations of the word BOSS. ISAACS and its predecessors in interest have used for many years the mark BOSS on certain products in the United States and have developed certain intellectual property rights in connection therewith.

    C. The parties intend that consistent with the terms of this Agreement, ISAACS will be able to market Isaacs' Trademark Products (as defined below) contemplated by this Agreement without causing confusion in the marketplace with the HUGO BOSS and related brands marketed by HUGO BOSS ("Hugo Boss' Trademark Products"), and that HUGO BOSS will be able to continue to market Hugo Boss' Trademark Products without causing confusion in the marketplace with the BOSS and related brands marketed by ISAACS.

    NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement, the parties agree as follows:

1.  DEFINITIONS

    For purposes of this Agreement, the following terms shall have the meanings set forth below:

    a. "Isaacs' Mark" or "Isaacs' Marks" shall mean the trademarks BOSS in the Microgramma Typestyle and the stylized B (as set forth on Exhibit A attached hereto) whether used alone or in combination with other words or symbols, with the appearance and/or style of the said trademark in compliance with the provisions of Exhibit A.

    b. "Isaacs' Trademark Product" or "Isaacs' Trademark Products" shall mean solely the products listed in Exhibit B, Section I, as modified by
Section II, bearing Isaacs' Marks in compliance with Exhibit A and sold pursuant to the schedule in Exhibit C.

----------------------
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    c. "United States" mean the United States of America, its territories, possessions and commonwealths, except Saipan and American Samoa. "United States" includes, without limitations, Puerto Rico.



2.  CONCURRENT USE AGREEMENT


    a. Unless otherwise agreed to by the parties in writing, ISAACS agrees to use Isaacs' Trademark Products solely in accordance with Exhibits
A, B and C. The parties recognize, however, that the marketplace is an ever changing environment and that it is not possible to predict the future trends. Accordingly, to ensure that there is no substantial likelihood of confusion between the marks of the parties, the parties agree that Hugo Boss shall, solely at its discretion, have the right, commencing on January 1, 2008, to evaluate whether the type style and appearance of Isaacs' Marks remains unlikely to cause confusion with the Hugo Boss Marks and may, in its sole discretion, cause Isaacs to alter, change, amend or revise the typestyle and appearance of Isaacs' Marks.


    b. Unless otherwise agreed to by the parties in writing, ISAACS agrees that it shall not use the Isaacs' Marks in connection with the advertisement, promotion, distribution or sale of any products other than Isaacs' Trademark Products.


    c. Unless otherwise agreed to by the parties in writing, ISAACS agrees that it will not distribute or sell any Isaacs' Trademark Products bearing the Isaacs' Marks to athletic stores whose primary product line is composed of products intended to be used in connection with golf, tennis, skiing, sailing, windsurfing, motor sports or any combination thereof or at golf, tennis, skiing, sailing, windsurfing, or motor sports athletic events, without the prior written consent of HUGO BOSS. The foregoing shall not prevent ISAACS from selling Isaacs' Trademark Products to general sporting goods stores selling multiple lines of products for a variety of sports (e.g., Modell's and Sports Authority).

    d. With respect to the limitations on the use of the Isaacs' Marks on Isaacs' Trademark Products described in Exhibit A, ISAACS shall begin to phase some of the limitations into its product line beginning with products produced by or for ISAACS after January 1, 1998. Thereafter, fifty percent (50%) of the products bearing Isaacs' Marks produced by or for ISAACS during the period August 1, 1998 through December 31, 1998 (as measured by the number of styles) must comply therewith. ISAACS agrees to use its reasonable efforts to ensure that fifty percent (50%) of its projected volume of such goods comply with the limitations described in Exhibit A. ISAACS shall be in full compliance with Exhibit A for all products bearing a BOSS mark produced on or after December 31, 1998 and for that season and thereafter may not manufacture or produce any products bearing a BOSS mark which are not in full compliance with Exhibit A.

    e. On those products listed on Exhibit C, HUGO BOSS agrees to use the word BOSS, whether used alone or in combination with other words, phrases or designs on such products solely in accordance with the price points contained in Exhibit C; provided, however, that such Exhibit C shall not apply to such products used or distributed by HUGO BOSS or its licensees for promotional purposes.

    f. HUGO BOSS agrees that without ISAACS' written consent, which consent may be withheld in ISAACS' sole discretion, HUGO BOSS shall not license any nonaffiliated third party to use Hugo Boss' Marks alone in connection with the sale of the sportswear products listed in Exhibit C at or below ISAACS' maximum wholesale prices listed therein.

    g. Nothing herein is intended to or shall prevent or otherwise restrict HUGO BOSS from designing, manufacturing, advertising, promoting, distributing or selling or licensing others to design, manufacture, distribute, advertise, promote or sell in the United States any product, whether or not bearing a mark including the word BOSS, listed in and consistent with Exhibit C, or any other product not listed in Exhibit C, provided that such products do not use the Microgramma typestyle shown in Exhibit A.

    h. Neither HUGO BOSS nor ISAACS shall use on or in connection with apparel bearing the word "BOSS" sold in the United States, any apparel style, design, pattern, art work or color which are or have been primarily associated with products distributed by the other (or any licensee of the other) except those which are traditional or standard in the industry.

    i. Notwithstanding any other provision of this Agreement, Isaacs may, during 1998, use the Isaacs' Marks on the following goods so long as such goods are not intended to be sold to the public and are intended to be used solely in connection with and for the promotion of Isaacs' Trademark
Products: compact discs, videos, stickers, stick-on-tattoos, photographs and posters, whistles, notebooks, lanyards, non-leather I.D. tags, basketballs, cassette tapes, sweatbands and visors; provided further that ISAACS shall not contest in any way the manufacturing, distributing or selling by HUGO BOSS or its licensees of any of the above items with Hugo Boss' Marks. Each year thereafter ISAACS shall submit for approval a list of goods it intends to use (subject to the terms and conditions of this Section 2.i.) for promotional purposes. HUGO BOSS shall consider the request in good faith and advise ISAACS within ten (10) business days of receipt of such list which of the goods HUGO BOSS, in the exercise of its sole discretion, approves; provided however, that notwithstanding the provision of Section 12.d., ISAACS may seek arbitration solely as to whether HUGO BOSS has acted in good faith in considering ISAACS' request. Absent such approval, ISAACS shall not use Isaacs' Marks on such goods.

    j. Each party acknowledges the other party's legal and beneficial ownership interests in and to its respective trademarks referred to herein and undertakes that it will not take any action which may in any way impair the other party's rights in its marks, including, without limitation, by challenging or opposing, or raising or allowing to be raised, on any grounds whatsoever, any questions concerning or obligations to the validity of the other party's trademarks.

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3.  GEOGRAPHIC SCOPE OF AGREEMENT

    a. ISAACS acknowledges that HUGO BOSS owns extensive trademark rights relating to the word BOSS both within and outside of the United States. ISAACS does not and shall not own, or purport to own, any trademark rights relating to the word BOSS outside of the United States.

    b. ISAACS agrees that it will not sell or offer for sale or resale Isaacs Trademark Products anywhere in the world other than in the United States. ISAACS shall not sell or cause to be sold, directly or indirectly, any Isaacs' Trademark Products to any party which ISAACS knows, or has reason to know, has resold or distributed, is reselling or distributing, or is likely to resell or distribute such Isaacs' Trademark Products (i) outside of the United States; or (ii) as duty free merchandise. Within thirty (30) days after the Effective Date of this Agreement and thereafter from time to time as is reasonable, ISAACS shall advise each of its customers (other than consumers or other end users) in writing of the restrictions on such sales.

    c. The parties agree that ISAACS may sell Isaacs' Trademark Products to the United States military solely for resale on United States military installations in the United States. In making such sales, ISAACS shall seek to obtain agreement from ISAACS' United States military customers that Isaacs' Trademark Products will not be sold in United States military installations outside the United States ("Military Agreement").

         (i) If ISAACS is unable to obtain a Military Agreement with any military customer, or if the obtaining of any such Military Agreement substantially adversely affects ISAACS' ability to make military sales in the United States, then ISAACS shall promptly notify HUGO BOSS. Any such notice by ISAACS shall include a written explanation and documentation of all efforts by ISAACS to obtain such agreement and shall include (1) data disclosing ISAACS' sales of Isaacs' Trademark Products to the military customer(s) at issue during the immediate prior 12-month period, (2) projected sales of Isaacs' Trademark Products over the next 12-month period, (3) the basis for ISAACS' belief that obtaining such an agreement will substantially adversely affect ISAACS' military sales, and (4) all information known or reasonably available to ISAACS about sales of Isaacs' Trademark Products by the military customer(s) at U.S. military installations outside the United States.


         (ii) Upon receipt of such notice and at HUGO BOSS' request, the parties shall meet and confer within five (5) business days, to agree upon any further steps to be taken by ISAACS to obtain the Military Agreement. Thereafter, absent an agreement between the parties on this issue, or in the event such steps as may be agreed upon do not result in a Military Agreement and ISAACS does not agree to discontinue sales of Isaacs' Trademark Products to any such military customer, HUGO BOSS may initiate arbitration under the principles set forth in Exhibit F1. In any such proceeding, the arbiter shall decide whether ISAACS shall be permitted to continue selling Isaacs' Trademark Products to the military customer(s), absent a

    Military Agreement, and if so under what circumstances, conditions or limitations, if any. In considering these issues, the arbiter shall consider, inter alia, the extent of ISAACS' efforts to obtain a Military Agreement, the extent to which ISAACS' military sales are affected) the extent to which the absence of a Military Agreement has, is or will contribute to the sale of Isaacs' Trademark Products outside the United States, and the actual or threatened harm to HUGO BOSS from such sales. Pending the resolution of such arbitration, ISAACS may continue to make sales of Isaacs' Trademark Products to any such military customer(s) absent a Military Agreement; provided, however, that the continuation of such sales does not constitute (1) a waiver by HUGO BOSS of any rights it may have under this Agreement, or (2) HUGO BOSS' consent to such sales.

         (iii) Notwithstanding the foregoing or the decision of any arbitration, nothing in this agreement shall prevent HUGO BOSS from fully enforcing all of its rights to prevent the unauthorized sale of products bearing Hugo Boss' Marks at any U.S. military installation outside the United States or elsewhere outside the United States.



4.  ADVERTISING AND PROMOTION



    a. ISAACS agrees that any and all of its advertising and sales promotion activities regarding Isaacs' Trademark Products (including cooperative advertising) shall be subject to the provisions established by Exhibit D. All such advertising and promotional materials arranged or placed by ISAACS shall conform to the standards of Exhibit D on or before February 1, 1998. After February 1, 1998, ISAACS shall not create, or cause to be created, any advertising or promotional materials that do not comply with Exhibit D and shall use reasonable efforts, including termination of relationships, to cause third parties who advertise or otherwise promote Isaacs' Trademark Products to comply with the standards of Exhibit D. Notwithstanding the foregoing, ISAACS shall within twelve months of the Effective Date of this Agreement, provide its retail customers with materials designed to (i) replace existing signage with signage conforming to the requirements of this Section 4.a. and Exhibit D and/or (ii) bring existing signage into such conformity. ISAACS shall use reasonable efforts to cause its retail customers to use such materials, but ISAACS shall not be required to terminate its relationship with any retailer solely on the basis that the retailer continues to use existing non-conforming signage.

    b. HUGO BOSS agrees that any and all of its advertising activities (including cooperative advertising) for products listed in Exhibit B, Section I, as modified by Section II, shall be subject to the provisions established in Exhibit E.

    c. ISAACS shall have exclusive rights as between the parties to use the Isaacs' Marks with respect to boxing sports sponsorship in the United States, except that HUGO BOSS retains the right to use the Hugo Boss' Marks in connection with the sponsoring of boxers in the United States who are neither U.S. citizens, nor residents of the United States. Unless otherwise agreed to in writing by the parties, HUGO BOSS shall have exclusive rights as between the parties to use BOSS with respect to golf, tennis, motor sports, skiing, sailing, and windsurfing sports sponsorship in the United States. With regard to all other sports, HUGO BOSS and ISAACS agree to cooperate with each other to avoid interference with the other party's sports sponsorships in the United States. If HUGO BOSS or ISAACS notifies the other party of the existence of sports sponsorship relationships in other sports, the party receiving such notice will then avoid interfering with the sponsorship relationship established by the other party. For example, the party receiving such notice will not establish, or attempt to establish, any sponsorship relationship with the same athlete or the same team while the sponsorship relationship of the other party to this Agreement remains in effect, although the party receiving the notice would not be prevented from establishing other sponsorship relationships in the same sports. After notification, and upon request by the notified party, the notifying party shall provide evidence of any such sponsorships to the notified party. The parties agree that ISAACS may use Isaacs' Marks in the United States in connection with the sponsorship of United States Olympic Athletes and United States Olympic Teams; provided, however, that Isaacs' Marks are not used in advertisements intended to be seen in countries outside the United States and provided, further, that such Olympic athletes and teams agree not to display Isaacs' Marks outside the United States. Nothing in this Agreement entitles either HUGO BOSS or ISAACS to exclusive rights as between the parties with regard to any Olympic events occurring within the United States, except with regard to the sports expressly identified above.


    d. ISAACS may submit to HUGO BOSS for prior approval samples of tags, labels, packaging (including cartons, containers and wrapping or packing materials) stationery, sales documents, advertising, promotional and display materials, and other items bearing or using the Marks, so that HUGO BOSS can ensure that such items comply with the terms of this Agreement. If ISAACS does not submit such items to HUGO BOSS for approval, and items are determined to materially breach the terms of this Agreement on two occasions within a twelve (12) month period, ISAACS must thereafter submit all such items for approval by HUGO BOSS. Under these circumstances, ISAACS shall not use any item in that category until corresponding samples have been approved by HUGO BOSS in writing, and ISAACS shall not depart therefrom in any respect without again obtaining HUGO BOSS' prior written approval. If there have been no further material violations for a twelve (12) month period, approval for such category shall return to permissive instead of mandatory. When its samples are submitted for approval (whether mandatory or permissive), HUGO BOSS shall either approve or set forth in writing its reasons for withholding approval within twenty (20) days of receipt of such samples. Failure by HUGO BOSS to so respond within twenty (20) days shall be deemed as approval.



5   PREVENTION OF CONFUSION

    a. The parties agree that adherence by both parties to the terms of this Agreement will avoid confusion between their respective products.

    b. The parties agree that nothing in this Agreement shall require either party to do business with any third party wholesaler or retailer. The parties further agree that each party shall have the right at its sole discretion to take all steps necessary to prevent its products from being offered for sale to the public in proximity to the products of the other party or one of its licensees.

    c. Except as otherwise provided herein, the parties agree that each shall have no right to require the other to make any change in the rights or obligations set forth in this Agreement. The parties further agree that they will institute no legal action against each other based solely upon conduct which is expressly permitted by and in accordance with this Agreement.

6.  USE AND DISPLAY OF THE MARKS

    ISAACS agrees to use, in connection with the Isaacs' Trademark Products only, labels, tags, signs, banners, stationery, order forms, business cards and other forms of identification for such products which are consistent with the terms of Exhibit A and Exhibit D. ISAACS agrees that it shall not use the name BOSS in any corporate, partnership or other trade name or as a form of entity identification. ISAACS shall not use the word BOSS or authorize any third party to use the word BOSS in connection with the name of any store or retail establishment; provided that nothing in this Section 6 shall be construed as prohibiting use of the Isaacs' Marks in shop-within-a-shop situations. ISAACS may continue its factory outlet operations in proximity to its distribution facilities which are currently located in Milford, Delaware; provided, however, that the word BOSS shall not be used in or as part of the name of the store. ISAACS agrees to provide HUGO BOSS with written notice of any change in the location of such factory outlet. To the extent ISAACS uses and/or provides design layouts and/or fixtures for use in stores or retail establishments, it shall not use design layouts and/or fixtures which are or have been primarily associated with products distributed by HUGO BOSS or its licensees, except those which are traditional or standard in the industry.

7.  NONTRANSFERABILITY OF RIGHTS

    a. ISAACS shall not grant, assign or otherwise convey or transfer any rights inuring to ISAACS or any obligations or duties owed by ISAACS to HUGO BOSS under this Agreement, without the prior written consent of HUGO BOSS and any attempted transfer or assignment shall be null and void. HUGO BOSS shall consider in good faith any request for such consent and promptly notify ISAACS of HUGO BOSS' decision, said decision to be in HUGO BOSS' sole discretion. Nothing in this Section 7 is intended to prevent ISAACS from offering and selling stock to the public.

    b. Notwithstanding anything to the contrary set forth in this Agreement, ISAACS shall be permitted to assign and transfer ISAACS' rights under this Agreement to any parent, subsidiary or other affiliate of ISAACS if ISAACS or its successor in interest remains fully liable for the performance of this Agreement by such Assignee or Transferee and indemnifies

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HUGO BOSS with respect to any costs and damages HUGO BOSS may incur because of such assignment or transfer.

    c. HUGO BOSS shall provide ISAACS with written notice if HUGO BOSS intends to assign or transfer to any third party any of its rights or obligations under this Agreement.

8.  NO AFFILIATION

    The parties hereby agree that ISAACS is and shall be wholly independent of HUGO BOSS, and vice-versa, and that no agency, license, joint venture, partnership, franchise or affiliation is created by this Agreement. Neither party shall incur any obligation in the name of the other party.

9.  EQUITABLE RELIEF

    The parties acknowledge that it will be impossible to measure in money the damages that would be suffered by one if the other breaches or otherwise fails to comply with the obligations imposed on it pursuant to this Agreement and that, in the event of any such failure, the non-breaching party will be irreparably damaged and will not have an adequate remedy at law. The non-breaching party shall, therefore, be entitled to equitable relief, including, without limitation, injunctive relief and/or specific performance to enforce such obligations and, if any action should be brought in equity to enforce any provisions of this Agreement, the breaching party shall not raise the defense that there is an adequate remedy at law. Except as expressly provided in this Agreement, all specific remedies provided for in this Agreement are cumulative and are not exclusive of one another or of any other remedies available at law or in equity.

10. LEGAL ACTIONS

     a. Unless otherwise agreed to by the parties, the parties shall be responsible for the protection and enforcement of their respective marks (HUGO BOSS for Hugo Boss' Marks and ISAACS for Isaacs' Marks) in the United States.

     b. The parties agree to reasonably cooperate with and assist each other in protecting and defending the parties' trademark rights (Hugo Boss' Marks and Isaacs' Marks). Each party shall promptly notify the other in writing of any infringements, counterfeiting, claims or actions by third parties that the party reasonably believes may be a violation of the other party's trademark rights.

     c. The parties agree that they shall determine solely at their own discretion and not subject to dispute by the other party or review in any arbitration or litigation their respective conduct of such protection and enforcement, and neither party shall have a claim for damages or other relief against the other based thereon.

     d. HUGO BOSS and ISAACS shall each have the right to record, or continue the recordation of, their respective trademarks (Hugo Boss' Marks and Isaacs' Marks) with the Customs Service of the United States and neither party shall interfere with the efforts of the other, and each party shall cooperate with the other in such efforts.

11. NOTICES

    All notices, requests or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 11:

    If to HUGO BOSS, to:

         Hugo Boss AG
         Dieselstrasse 12
         D-72555 Metzingen
         Federal Republic of Germany
         Attention:  General Counsel
         Telecopier:  49-7123-942035

         With a copy to:

         Coudert Brothers
         1627 I Street, N.W.
         Washington, D.C.  20006
         Attention:  Wendy L. Addiss, Esq.
         Telecopier:  202/775-1168


    and

         Howrey & Simon
         1299 Pennsylvania Avenue, N.W.
         Washington, D.C.  20004
         Attention:  Robert M. Bruskin, Esq.
         Telecopier:  202/383-6610

    If to ISAACS, to:


         I. C. Isaacs & Company L.P.
         3840 Bank Street
         Baltimore, Maryland  21224
         Attention:  Gerald W. Lear, President and Co-Chief Executive Officer
         Telecopier:  410/558-2096


         I. C. Isaacs & Company L.P.
         350 Fifth Avenue
         Suite 1029
         New York, New York   10118
         Attn:  Robert J. Arnot, Chairman and Co-Chief Executive Officer
         Telecopier:  212/695-7579



    With a copy to:

         Piper & Marbury L.L.P.
         Charles Center South
         36 South Charles Street
         Baltimore, Maryland   21201-3010
         Attention:  Robert J. Mathias, Esq.
         Telecopier:  410/576-1604



    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.



12. GOVERNING LAW AND RESOLUTION OF DISPUTES

    a. The validity, construction and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder except as to matters involving issues of foreign trademark laws, in which case the applicable foreign trademark laws shall be applied. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in the U.S District Court for the Southern District of New York, and the parties hereby submit to the jurisdiction of such court; provided, however, that any party may enforce an arbitration award in any court of competent jurisdiction located in New York City and the parties hereby submit to the jurisdiction of any such court.

    b. Notwithstanding the foregoing, and except as provided in Section 12.c. below, in order to expedite the resolution of legal disputes, the parties agree to have disputes

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


arising in connection with this Agreement finally settled in accordance with the rules established in Exhibit F1, which decision shall be binding on the parties. The parties further agree that the first such arbitration proceeding initiated by either party shall be conducted at a location and under the auspices and arbitration rules (either the American Arbitration Association Rules or the Rules of Conciliation and Arbitration of the International Chamber of Commerce) selected by the non-complaining party; provided that English shall be the official language of all arbitration proceedings. For all subsequent arbitrations, the selection of location and selection of the auspices and the auspices' established rules shall alternate between the parties, i.e., if HUGO BOSS is the complaining party in the first arbitration under this Section, ISAACS shall select the location and selection of the auspices and the auspices' established rules for that arbitration and for the third, fifth, seventh, et seq. arbitrations, and HUGO BOSS shall select the location and selection of the auspices and the auspices' established rules for the second, fourth, sixth, et seq. arbitrations. The parties further agree that notwithstanding this provision, either party may, consistent with the provisions of Section 9 herein, seek injunctive relief in court prior to the initiation or pending resolution of any dispute in arbitration, or otherwise. If the non-prevailing party does not comply with an arbitration decision, the prevailing party therein may immediately enforce the arbitration decision in an equitable proceeding in court with both parties' court costs and related attorney's fees paid by the non-prevailing party in the arbitration, unless the arbitration decision is modified, or not upheld or enforced, in which case each side shall bear its own costs and attorney's fees.

     c. Notwithstanding anything in this Agreement, the parties agree that disputes arising under Sections 2.a., 2.d., 2.e., 2.f., 2.g., 4.a., 4.b. and 6 herein, may, at the option of either party, be finally settled in accordance with the expedited arbitration procedures set forth in Exhibit F2, which decision shall be binding on the parties.

     d. The parties agree that any decision required by this Agreement that is committed to a party's "sole discretion" shall not be the subject of arbitration; any decision required by this Agreement that is committed to a party's "sole reasonable discretion" or "reasonable discretion" may be the subject of arbitration.

     e. Nothing in this Agreement is intended to or shall prevent HUGO BOSS (i) from enforcing any of its rights in any jurisdiction anywhere in the world to prevent the unauthorized manufacture, sale or distribution of Hugo Boss' Trademark Products; or (ii) from enforcing any of HUGO BOSS' rights in any jurisdiction anywhere in the world under any other agreements it may have with ISAACS.

     f. The parties agree that in any arbitration proceeding brought under this Section 12 where the interests of justice so require, the arbitrator(s) shall have the discretion to require one party to pay some or all of the costs and expenses, including legal fees, incurred by the other party.

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13. BINDING EFFECT

    This Agreement shall be binding on the parties, their subsidiaries, successors, affiliates, permitted licensees and assigns (if any), and they each warrant that the undersigned are authorized to execute this Agreement on behalf of their respective parties.

14. GENERAL PROVISIONS

     a. No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in a written document signed by both parties. No course of conduct of dealing between the parties shall act as a waiver of any provision of this Agreement.

     b. This Agreement, including the entirety of Exhibits A through F2, attached hereto, contains the entire understanding of the parties as to the subject matter herein, and there are no representations, warranties, promises or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto. This Agreement shall be construed against both parties equally, regardless of the party that drafted it. Notwithstanding the foregoing, nothing herein shall affect the validity or enforceability of the Settlement Agreement and related documents between the parties which terminated the litigation captioned Hugo Boss Fashions, Inc., et al. v. Brookhurst, Inc., et al., Civil Action No. 93 Civ. 0875 (LMM).



     c. This Agreement, its terms, conditions and provisions, and the trade secrets and confidential information of the parties are strictly confidential and shall not be disclosed by either party to any other person or entity without the prior written consent of the other party, or as required by law,
(i) except financial institutions (including but not limited to investment bankers and underwriters), attorneys and accountants with which the parties transact business, provided, however, that such third parties agree in writing to abide by the terms of this provision; or (ii) except as appropriate for the parties to protect and/or enforce their respective trademark rights. HUGO BOSS and ISAACS further agree that disclosure of this Agreement within their organizations shall be limited to their respective directors, officers and employees with a "need to know", to carry out the purposes of this Agreement, or to protect the rights of either party.
Nothing in this provision is intended to prevent or substantially interfere with ISAACS, its partners, its stockholders or its ability to make all disclosures required by law pursuant to offering and selling stock to the public. Notwithstanding the provisions of this Section 14.c., in the event of published reports regarding the Agreement or ISAACS' relationship with LICENSOR or HUGO BOSS AG, HUGO BOSS AG or any of its affiliates and ISAACS agree to cooperate in good faith to provide appropriate public responses and comments and the parties shall be free to make accurate public statements which are appropriate to correct or clarify the public record.

     d. If any provision of this Agreement should be held to be void or unenforceable, such provision will be treated as severable, leaving valid the remainder of this Agreement.

     e. The parties agree to execute promptly any documents necessary to effectuate the purpose and intent of this Agreement.

     f. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     g. Captions and paragraph headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in interpreting or construing it.



15. PENDING TRADEMARK APPLICATIONS

     In recognition of terms of this Agreement, Isaacs agrees at the expense of Hugo Boss to do the following within thirty (30) days of the Effective Date:

     a. abandon Trademark Application No. 74/074,962 for BOSS, including without limitation by filing an Express Abandonment with the Patent & Trademark Office ("PTO");

     b. delete "golf caps" from the description of goods in Trademark Application No. 74/075,953 for BOSS;

     c. abandon/delete that portion of Trademark Application No. 74/323,654 for BOSS which relates to Classes 14, 18 and 28 and all goods listed therein as well as delete "robes, blazers, topcoats, pajamas, sleepwear, lingerie, underclothing, bras, panties, petticoats, stockings, leggings, hosiery, tights, wristbands, headbands, footwear, smocks, scarves, shawls and suspenders" from the description of goods in the Class 25 portion of said Application; and

     d. delete "golf shirts" from the description of goods in Trademark Application No. 74/326,997 for BOSS.

    IN WITNESS WHEREOF, the parties agree that this Agreement shall take effect as of the Effective Date.

                             HUGO BOSS AG



                             By:  /s/ Jorg-Viggo Muller
                                  -------------------------------
                                  Name:  Jorg-Viggo Muller
                                  Title: Chief Financial Officer



                             By:  /s/ Gert-Jorgen Frisch
                                  -------------------------------
                                  Name:  Gert-Jorgen Frisch
                                  Title: Attorney-in-Fact



                             I. C. ISAACS & COMPANY L.P.



                             By:  /s/ Robert J. Arnot
                                  -------------------------------
                                  Name:     Robert J. Arnot
                                  Title:    Chairman and Co-Chief
                                            Executive Officer



                             By:  /s/ Gerald W. Lear
                                  -------------------------------
                                  Name:     Gerald W. Lear
                                  Title:    President and Co-Chief
                                            Executive Officer

                                   LIST OF EXHIBITS




Exhibit A:    Specifications and limitations on ISAACS' use of Isaacs' Marks

Exhibit B:    List of products on which ISAACS is permitted and forbidden to use Isaacs' Marks

Exhibit C:    Price Points

Exhibit D:    ISAACS advertising rules

Exhibit E:    HUGO BOSS advertising rules

Exhibit F1:   Non-expedited Arbitration provisions

Exhibit F2:   Expedited Arbitration provisions

                                   EXHIBIT A



                                    ISAACS MARKS

                                         [LOGO]



                             ( The Microgramma Typestyle )

                                         [LOGO]

    In using these Isaacs' Marks on Isaacs' Trademark Products and in all advertising and promotional uses, ISAACS will comply with the following:


    1. ISAACS shall use the phrase "BOSS by I G Design" (or such other name as approved by HUGO BOSS) on all interior labels, tags and other interior identifiers, and on all temporary or removable exterior labels, tags, flashers, jokers, hang tags, and similar items, consistent with the rules in section 4 below. In addition, the phrase "by I G Design" shall be prominently visible; this requirement is satisfied when the prominence, use, and format of the phrase "BOSS by I G Design" are similar to the exemplars shown in Attachment 1 to this Exhibit A or as to tops satisfies the criteria set forth in Section 9.a.(iii) below. Notwithstanding the exemplars shown in Attachment 1 to this Exhibit A, for all purposes under this Agreement where the word "BOSS" is smaller than one inch, the ratio of the word "BOSS" to the phrase "by I G Design" shall be no less than 4:1; in all other uses the ratio shall be no less than 5:1.

    2. On all Isaacs' Trademark Products other than Bottoms (Bottoms being defined as jeans, casual pants, slacks, trousers, shorts, and overalls and shortalls ) ISAACS shall use the phrase "BOSS by I G Design" (or such other name as HUGO BOSS approves) as a permanent exterior means of identification similar to the exemplars shown in Attachment 1 to this Exhibit A.

    3. In addition to the use of the phrase "BOSS by I G Design" (or such other name as approved by HUGO BOSS) as required by Section 1 of Exhibit A and Exhibit E, ISAACS may also use the word "BOSS" without the phrase "by I G Design" (i) permanently affixed to the exterior of any Isaacs' Trademark Product or (ii) for advertisement or promotional purposes; but in all such cases only in accordance with the rules in Sections 4 and 5 of this Exhibit A and, in the case of advertising and promotional cases, in accordance with the rules in Exhibit E to this Agreement.

    4.   On all Bottoms:

    a. All Bottoms will be sold either with (i) a pocket flasher, (ii) a waist band ticket, or (iii) some other form of temporary, removable exterior identification bearing the phrase "BOSS by I G Design" (or such other name as HUGO BOSS approves) or with a permanently affixed "BOSS by I G Design" (or such other name as HUGO BOSS approves) exterior marking, as illustrated by the exemplars shown in Attachment 1 to this Exhibit A; provided, however, that all temporary removable exterior identification must use the phrase "BOSS by I G Design" as illustrated by the exemplar shown in Attachment 1 to this Exhibit A.

    b. If the word "BOSS", whether used alone or with any other word, is used on fly labels on Bottoms, the letters of the word "BOSS" must be slanted no less than nineteen (19) degrees as shown in Attachment 6B to this Exhibit A.

    c. If the word "BOSS" is used on a signature leather patch on a rear jeans pocket, (i) the word "BOSS", whether used alone or with any other word, except "I G Design" (or such other name as HUGO BOSS approves) will be slanted no less than twenty-four (24) degrees, as illustrated by the examples shown in Attachment 4 to this Exhibit A; or (ii) the phrase "BOSS/I G Design" (or such other name as HUGO BOSS approves) will be used in a non-justified 4:1 ratio on the leather patch consistent with the terms of Section 5.d. below; or (iii) the phrase "Boss/I G Design" (or such other name as HUGO BOSS approves) will be otherwise permanently affixed to the garment, similar to the exemplar shown in Attachment 1 of this Exhibit A.

    5. Where the word "BOSS" does not appear immediately adjacent to the phrase "I G Design" (or such other name as HUGO BOSS approves), the word
"BOSS" may appear either in capital letters of equal size, or, if the individual letters comprising B-O-S-S are of different sizes, within seventy-five (75) percent of any other letter; provided, however, that one or more of the following rules are met:

         a. The word "BOSS" is incorporated into a graphic environment as illustrated by the acceptable exemplars shown in Attachment 2 to this Exhibit A; not all graphic environments are acceptable as illustrated by the unacceptable exemplars shown in Attachment 2 to this Exhibit A; or


         b. All of the letters of the word "BOSS" are distorted as illustrated by the acceptable exemplars shown in Attachment 3 to this Exhibit A; not all distortions are acceptable as illustrated by the unacceptable exemplars shown in Attachment 3 to this Exhibit A; or

         c. The word "BOSS" appears other than in the Microgramma typestyle, the non-Microgramma typestyle having first been approved in accordance with the provisions of Section 10 of this Exhibit A; or

         d.   All of the letters of the word "BOSS" are slanted as follows:


              (i) If used with no vertical or angled lines, then no less than twenty-two (22) degrees, as illustrated by the exemplar shown in Attachment 5 to this Exhibit A; or

              (ii) If used with vertical or angled lines as shown in Attachment
                   6A, then no less than nineteen (19) degrees, as illustrated by the exemplar shown in Attachment 6B of this Exhibit A.

         e. The requirements of this Section 5. a.-d. do not apply if the word "BOSS" is used with the letters appearing in a vertical (up and down) manner generally consistent with the acceptable exemplars shown in Attachment 7A to this Exhibit A. Not all vertical uses of the word

              "BOSS" are acceptable, as illustrated by the unacceptable exemplar shown in Attachment 7B to this Exhibit A, in which case the requirements of this Section 5. a.-d. apply.

         f.   All of the foregoing rules except 5.d. shall apply to headwear.

         g. In the case of belts, ISAACS may use the word "BOSS" alone, without the phrase "I G Design", (or such other name as approved by HUGO BOSS) where the Isaacs' Mark appears only on the belt buckle; where the Isaacs' Mark appears elsewhere on the exterior of the belt, it shall incorporate the phrase "I G Design.


    6. Any two-line logo or design using the word "BOSS" shall not have justified margins or substantially justified margins.

    7. ISAACS shall not use words which indicate that its product is the only or first BOSS product, e.g., "authentic," "genuine" or "original," except that ISAACS may use such words to directly modify the phrase "I G Design" (or such other name as HUGO BOSS approves).

    8. Unless otherwise agreed to by the parties, ISAACS shall not use the terms BOSS AMERICA, HUGO BOSS, HUGO, BALDESSARINI, WORLDWIDE, EUROPEAN, BOSS GOLF, GOLF, TENNIS, SKI, FORMULA I, MOTORSPORT, WINDSURFING, SAIL, GERMAN or any other words that are similar in sound, sight or meaning, as exemplified in Attachment 8 to this Exhibit A. The parties agree that ISAACS may use the phrases "U.S.A." and "United States" on Isaacs' Trademark Products, including in graphic depictions with or near Isaacs' Marks; provided, however, that such words are not incorporated into a corporate identity, brand, or product
extension logo with the word "BOSS".   In addition, the parties may, from
time to time, submit to each other exemplars of logos, designs or decorative motifs which they are using or plan to use in the next selling season, provided that such logos, designs, or decorative motifs shall not have been used by the other party. The party so notified shall not use any such logos, designs or decorative motifs, or anything similar to them in the following selling season, without the other party's written permission; provided, however, that either party may use logos, designs or decorative motifs that are standard in the industry. Notwithstanding the foregoing, ISAACS shall not use any design or decorative motif similar to the BOSS SPORT patch shown in Attachment 9 to Exhibit A.

    9. For purposes of this Agreement, "polo shirt" or "polo shirts" shall mean a pullover shirt for sportswear that is made of knitted fabric and has short or long sleeves and a turnover collar or a round banded collar and placket. In addition to all other rules herein applicable to tops, ISAACS may use the word "BOSS" by itself on the exterior of polo shirts only in accordance with the following:

         a. Traditional Button Placket Knit Collar Style. To the extent ISAACS uses the word "BOSS" by itself on the exterior left breast area of polo shirts with button through plackets, knit turnover collars and traditional coloration and designs the following rules shall apply:

              (i) on the exterior of men's shirts, the size of the word "BOSS" shall be no smaller than three (3) inches long by five-eighths (5/8) inches tall; on the exterior of boys' and women's shirts, the size of the word "BOSS" shall be no smaller than two and three-eighths (2 3/8) inches long by seven-sixteenths (7/16) inches tall;

              (ii) The word "BOSS" shall be slanted no less than
                   24 DEG.;

              (iii)  The phrase "I G Design" shall be prominently visible.
                   This requirement shall be satisfied by the following: the phrase shall appear and be visible on the outside crease of one sleeve; the typestyle shall be Microgramma; and the size of the letters shall be no less than one fourth the size of the letters used for the word "BOSS" on the exterior left breast.

              (iv) The color of the stitching on the shirt bearing the word
                   "BOSS" on the left breast area and the phrase "I G Design" on the sleeve must be the same and clearly contrast with the color of the shirt fabric, e.g., black on white; red, blue or green on yellow; but not combinations like dark blue on light blue; dark gray on black; dark green on dark blue. Acceptable and unacceptable exemplars are shown in Attachment 10 to this Exhibit A.

         b. All Other Traditional Styles. To the extent ISAACS uses the word "BOSS" by itself on the exterior left breast area of polo shirts with non-button through plackets and traditional coloration and designs, the phrase "BOSS by I G DESIGN" required by Section 2 of this Exhibit A shall be located on the top half of the garment and shall be prominently visible. This latter requirement is satisfied when the prominence, use and format of the phrase "BOSS by I G Design" are similar to the exemplars shown in Attachment 1 to this Exhibit A or satisfies the criteria set forth in Section 9.a.(iii) of this Exhibit A.

         c. Non-traditional Styles. To the extent ISAACS uses the word "BOSS" by itself on polo shirts other than those described in Sections 9.a. and 9.b. of this Exhibit A, no additional rules shall apply.

         d. Exemplars of acceptable shirts for each category described in this Section 9.a., 9.b., and 9.c. are depicted in Attachment 11 hereto.

    10. Prior to use, ISAACS may submit to HUGO BOSS for approval typestyles other than Microgramma for the word "BOSS", provided those typestyles are less similar to the typestyles used by HUGO BOSS than the Microgramma typestyle used by ISAACS. ISAACS shall not use any such typestyle unless HUGO BOSS, in its sole reasonable discretion, has approved such use in writing.

                                  ATTACHMENT 1
                                  TO EXHIBIT A

o Exemplars of interior and exterior permanent/temporary labels, tags, etc. with acceptable "BOSS by I G Design."

                       BMA-1368 -- info tag [Graphic Logo]






                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                           BMA-1241R -- [Graphic Logo]






                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                             Jr. Hang Tag/BJ-537W


                                    FRONT

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            BMA-458 -- [Graphic Logo]






                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                             Jr. Hang Tag/BJ-537


                                     BACK

                                [Graphic Logo]



                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                                [Graphic Logo]

                                   BMA-1242




                                 22 DEG. ANGLE
                                 6 TO 1 RATIO


                        THESE EXEMPLARS DO NOT SUPERSEDE
                      THE RATIO REQUIREMENTS AS OTHERWISE
                          PROVIDED BY THIS EXHIBIT A

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                            [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 2
                                  TO EXHIBIT A

o     Exemplars of acceptable graphic environments.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                  [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo]

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 3
                                  TO EXHIBIT A

o     Exemplars of acceptable distorted letters.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 4
                                  TO EXHIBIT A

o     Exemplars of 24(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 5
                                  TO EXHIBIT A

o     Exemplars of 22(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 6A
                                  TO EXHIBIT A

o     Exemplars of vertical alignment.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Jeans

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                             [Graphic Logo] -- Jeans

                                 [Graphic Logo]

                                  ATTACHMENT 6B
                                  TO EXHIBIT A

o     Exemplars of 19(degree) slant.

                                 [Graphic Logo]

                                  ATTACHMENT 7A
                                  TO EXHIBIT A

o     Exemplars of acceptable vertical BOSS logos.

                             [Graphic Logo] -- Shirt

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 7B
                                  TO EXHIBIT A

o     Exemplars of unacceptable vertical BOSS logos.

                                 [Graphic Logo]

                                  ATTACHMENT 8
                                  TO EXHIBIT A

o     Exemplars of forbidden words.

      AMERICAN BOSS
      BOSS AMERICAN
      BOSS OF AMERICA
      BOSS AMERIKA
      BOSS AMERICAS
      BOSS GOAL
      YUGO
      HUGE
      BALDISSARENE
      GLOBAL
      CONTINENTAL
      EUROPE
      BAVARIAN
      BAVARIA
      GERMANY
      INTERNATIONAL

                                  ATTACHMENT 9
                                  TO EXHIBIT A

o     The BOSS Sport Patch

                             [Graphic Logo]--Shirt

                                 [Graphic Logo]

                                  ATTACHMENT 10
                                  TO EXHIBIT A

o Exemplars of acceptable coloration for "BOSS by I G Design" on polo shirts.

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

                             [Graphic Logo] -- Shirt

o Exemplar of unacceptable coloration for "BOSS by I G Design" on polo shirts.

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                 [Graphic Logo]

                                  ATTACHMENT 11
                                  TO EXHIBIT A

o     Exemplar of acceptable shirts under Exhibit A, Section 9.a.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.b.

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

o     Exemplar of acceptable shirts under Exhibit A, Section 9.c.

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                [Graphic shirts]

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                            [Graphic Logo] -- Shirts

                                    EXHIBIT B

      I. PRODUCTS BEARING ISAACS' MARKS THAT ISAACS MAY SELL

A.    Men's Apparel

      1. Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication

      6. Belts. Belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

B.    Women's Apparel

      1. Sportswear and Activewear. All sportswear and activewear clothing for juniors, contemporary, misses and large sizes other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed coated, etc.) and may have detachable sleeves, hoods and/or interlinings. Lengths of such garments shall be 22" to 60". All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

      6. Belts. All belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

      7. Other. Women's knit garments to be worn on the upper torso that are either snapped or fixed through the crotch and the top portion of which may be a halter, shoulder strap, short sleeve or long sleeve.

C.    Children's Apparel

      l. Children's Sportswear and Activewear. All sportswear and activewear clothing other than the exclusions listed below. All fabrications may be used.

      2. Outerwear. All jackets, coats, vests, capes and ponchos other than the exclusions listed below. Such outerwear garments may be reversible, lined, unlined, filled and/or fabric treated (waterproofed, coated, etc.) and may have detachable sleeves, hoods and/or interlinings. All fabrications may be used except fur (except as trim) and leather (except as trim).

      3.    Headwear. All sports hats, visors and caps.

      4.    Swimwear. All types of swimwear.

      5. Jogging Suits. All types of warm-ups and jogging suits of any fabrication.

      6. Belts. All belts bearing Isaacs' Marks provided that such belts shall be sold only as part of a Bottom and shall not be made out of leather.

D.    Other

1. All apparel, including uniforms and work clothes, which is intended to be worn solely and exclusively while persons are performing the normal duties of their employment.

II. PRODUCTS BEARING ISAACS' MARKS THAT ISAACS SHALL NOT SELL

      A. Notwithstanding the foregoing, the parties agree that Isaacs' Trademark Products do not include any of the following men's, women's or children's apparel:

            1. All styles of tailored clothing, furnishings and accessories, including but not limited to tuxedos, gowns and evening wear, sportcoats, blazers, jackets, suits, dress pants, career apparel including blouses, skirts and dresses, raincoats, top coats, dress shirts, ties, dress vests, hosiery (including but not limited to socks, stockings and hose), and leather belts.

            2. All types of leather clothing (although leather trim may be used on all products listed in Section I of this Exhibit B).

            3. All styles of shoes and other footwear.

            4. Clothing designed and sold for the primary purpose of engaging in [to be deleted and dealt with in Ambra-ICI Boss Golf License Agreement] golf, tennis, skiing, motor sports, windsurfing, or sailing.

            5. Except as described in Exhibit B Section I.B.7. above, bodywear, including but not limited to underwear (including t-shirts intended to be worn as underwear); loungewear and intimate apparel; and sleepwear and robes.

      B. Except as agreed upon in writing by the parties, the parties further agree that Isaacs' Trademark Products shall not include any non-apparel products of any kind.

                                    EXHIBIT C

                                  PRICE POINTS

      1. ISAACS shall sell products bearing Isaacs' Marks and permitted under the schedule contained in Exhibit B that bear wholesale prices prior to any bona fide trade, quantity and early payment discounts and any other credits, no greater than those listed below. HUGO BOSS shall sell or license others to sell products bearing Hugo Boss' Marks and permitted under the schedule contained in Exhibit B that bear wholesale prices prior to any bona fide trade, quantity and early payment discounts and any other credits, no less than those listed below:

--------------------------------------------------------------------------------
                                                                     HUGO BOSS'
                                                    ISAACS' MAXIMUM   MINIMUM
                                                       WHOLESALE     WHOLESALE
--------------------------------------------------------------------------------
All long bottoms except jeans and warm-up
 (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic Blend                                 *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All short bottoms except jeans and warm-up
 (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic Blend                                 *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jeans
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jean Shorts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Overalls
--------------------------------------------------------------------------------
           Short                                           *             *
--------------------------------------------------------------------------------
           Long                                            *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Outerwear
--------------------------------------------------------------------------------
           Filled                                          *             *
--------------------------------------------------------------------------------
           Lined                                           *             *
--------------------------------------------------------------------------------
           Waterproof                                      *             *
--------------------------------------------------------------------------------

---------
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                     HUGO BOSS'
                                                    ISAACS' MAXIMUM   MINIMUM
                                                       WHOLESALE     WHOLESALE
--------------------------------------------------------------------------------
Vest
--------------------------------------------------------------------------------
           Filled                                          *             *
--------------------------------------------------------------------------------
           Lined                                           *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Polo Shirts and Knit Tops
--------------------------------------------------------------------------------
           Basic Short                                     *             *
--------------------------------------------------------------------------------
           Basic Long                                      *             *
--------------------------------------------------------------------------------
           Fashion Short                                   *             *
--------------------------------------------------------------------------------
           Fashion Long                                    *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sweatshirts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warm-up (or jogging) suits
--------------------------------------------------------------------------------
           Cotton                                          *             *
--------------------------------------------------------------------------------
           Synthetic                                       *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T-shirts
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------
           Embroidered                                     *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sweaters
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hats
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Woven Shirts
--------------------------------------------------------------------------------
           Basic Short                                     *             *
--------------------------------------------------------------------------------
           Basic Long                                      *             *
--------------------------------------------------------------------------------
           Fashion Short                                   *             *
--------------------------------------------------------------------------------
           Fashion Long                                    *             *
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Swimwear
--------------------------------------------------------------------------------
           Basic                                           *             *
--------------------------------------------------------------------------------
           Fashion                                         *             *
--------------------------------------------------------------------------------
---------
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      2. All price points are expressed in 1997 dollars. ISAACS price points shall adjust over the term of this Agreement with changes in the rate of inflation applicable to clothing according to the Producer Price Index for Apparel and Other Finished Products Made From Fabrics and Similar Materials. HUGO BOSS' price points shall remain as stated herein.

      3. To the extent ISAACS desires to add additional products to its line, or to the extent either party desires to use fabrics or constructions materially different from those currently being used consistent with the limitations of Exhibit B, the parties will in good faith negotiate reasonable price points applicable to such products.

      4. The parties agree that the price points included in this Exhibit C are based upon existing market conditions and reasonably foreseeable changes in such market conditions. In the event that market conditions relating to the manufacture, distribution or sale of products contained in Exhibit B should change substantially, to a degree not contemplated by the price points in this Exhibit C, and such change would result in economic hardship to a party to this Agreement, the parties agree to negotiate in good faith to agree upon reasonable alternative price points.

                                    EXHIBIT D
                            ADVERTISING AND PROMOTION
                                    (ISAACS)

      1. On all advertising and promotional materials for Isaac's Trademark Products, ISAACS may use the word "BOSS", provided the phrase "BOSS by I G Design" appears at least once in accordance with the rules listed in Sections 2. 3 and 4 below of this Exhibit D.

      2. In all print or Internet advertising and promotions for Isaacs' Trademark Products, whether by ISAACS, or by retailers, or by any other entity authorized by ISAACS, each and every page shall prominently feature "BOSS by I G Design" as illustrated by the acceptable exemplars shown in Attachment 1 to this Exhibit D.

      3. In all radio, television and motion picture advertising for Isaacs' Trademark Products, the first and last time BOSS is shown or mentioned, it shall be as part of the phrase "BOSS by I G Design".

      4. In all visual presentations of the phrase "BOSS by I G Design" in advertising and promotions for Isaacs' Trademark Products, including but not limited to print, Internet, television, motion picture, billboards, posters, flyers, in-store signage, point-of-sale displays, sports sponsorships, promotional tie-ins and/or samples, whether by ISAACS, or by retailers, or by any other entity authorized by ISAACS, the size ratio between the word "BOSS" and the phrase "I G Design" shall be similar to, and in no event greater than, that shown in Attachment 1 to this Exhibit D.

      5. ISAACS shall be entitled to display Isaacs' Trademark Products and people wearing Isaacs' Trademark Products in all advertising and promotional material, provided that such Isaacs' Trademark Products comply with Exhibit A and Exhibit B.

      6. Nothing in this Agreement is intended to give HUGO BOSS any right to approve or disapprove any aspect of the contents of any advertising other than as expressly set forth above and in Exhibit A and Exhibit B; provided, however, that ISAACS shall not use any advertising style or format which is or has been primarily associated with HUGO BOSS' advertising of its products other than those which are traditional or standard in the industry.

      7. ISAACS agrees to take reasonable steps to achieve compliance with this Exhibit D in advertising and promotions by retailers and other entities authorized by ISAACS including, but not limited to, providing such entities periodically with appropriate guidelines for use of the Isaacs' Marks consistent with this Agreement. However, acts of retailers and other entities which are beyond the control of ISAACS will not constitute a breach of this Agreement.

                                 ATTACHMENT 1 TO
                                    EXHIBIT D

o     Exemplars of BOSS/I G Design.

      For all uses where the word "BOSS" is less than one inch (1"):

                                      (4:1)

                         1/2" 22(degrees) WIDE/CAPS 4-1


                                  (graphic logo)

                                                                          4/4/97

                     1/2" 22(degrees) NARROW/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                         1/2" STRT.NARROW/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                          1/2" STRAIGHT NARROW/CAPS 4-1



                                  (graphic logo)


                                                                          4/4/97

                        1/2" 22(degrees) NARROW/CAPS 4-1


                                  (graphic logo)



                                                                          4/4/97

                             1/2" STRT.WIDE/CAPS 4-1



                                  (graphic logo)


                                                                          4/4/97

                      1/2" 22(degrees) WIDE/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

                          1/2" STRT.WIDE/LOWER CASE 4-1



                                  (graphic logo)


                                                                          4/4/97

For all uses where the word "BOSS" is one inch (1") or larger:

                                     (5:1)

                          1" 22(degrees) WIDE/LOWER 5:1



                                  (graphic logo)


                                                                          4/4/97

                              1" STRT.WIDE/CAPS 5:1



                                  (graphic logo)


                                                                          4/4/97

                       1" STRT.(degree)WIDE/LOWER CASE 5:1


                                  (graphic logo)



                                                                          4/4/97

                           1" 22(degrees)WIDE/CAPS 5:1



                                  (graphic logo)


                                                                          4/4/97

                                    EXHIBIT E
                                   ADVERTISING
                                   (HUGO BOSS)

      1. In all print or Internet advertising for products listed in Exhibit B,
Section I as modified by Exhibit B, Section II, whether by HUGO BOSS, or by retailers, or by any other entity authorized by HUGO BOSS, each and every page shall prominently feature the words "HUGO BOSS", regardless of whether these words appear alone or in connection or combination with any other words.

      2. In all radio, television and motion picture advertising for products listed in Exhibit B, Section I as modified by Exhibit B, Section II, the first and last time the word "BOSS" is shown or mentioned, it shall include the phrase "HUGO BOSS", regardless of whether these words appear alone or in connection or combination with any other words.

      3. Nothing in this Agreement is intended to give ISAACS any right to approve or disapprove any aspect of the contents of any advertising other than as set forth above; provided, however, that HUGO BOSS shall not use any advertising style or format which is or has been primarily associated with ISAACS' advertising of Isaacs' Trademark Products, other than those which are traditional or standard in the industry.

      4. HUGO BOSS agrees to take reasonable steps to achieve compliance with this Exhibit E in advertising and promotions by retailers and other entities authorized by HUGO BOSS including, but not limited to, providing such entities periodically with appropriate guidelines for use of the words "HUGO BOSS" consistent with this Agreement. However, acts of retailers and other entities which are beyond the control of HUGO BOSS will not constitute a breach of this Agreement.

                                   EXHIBIT F1

                          NON-EXPEDITED ADR PROCEDURES

      In the event a dispute arises requiring non-expedited ADR procedures, the following procedures shall be followed:

      1. The parties shall attempt to resolve disputes arising under this Agreement informally and in the normal course of business, by means of negotiations between employees of the companies responsible for the parties' day-to-day relationship.

      2. In the event that either party believes that normal business negotiations have not or are not likely to lead to a timely resolution, either party may at any time without regard to Section 1 of this Exhibit F1 initiate ADR proceedings by notifying the other in writing via facsimile of a demand for ADR proceedings, with a succinct statement of the matters at issue. Notice shall comply with the requirements of Section 21 of the Master License Agreement.

      3. Upon receipt of such notification, both parties shall make arrangements for an executive to confer, either in person or, if both agree, by telephone, in an effort to negotiate a resolution of the dispute.

      a. The executives will confer within five (5) business days of the notification, and will work for at least ten (10) additional days to try to reach a negotiated settlement.

      b. By written agreement of both parties, the time period for negotiation may be extended. The time period for negotiation will automatically be extended until one party declares an impasse.

      4. If the executive negotiations described in Section 3 of this Exhibit F1 fail to resolve the matter, then either party may thereafter notify the other party in writing via facsimile that if agreement is not reached, mediation or arbitration will be required. The notifying party shall state whether it elects mediation or arbitration. If mediation is elected, the notified party may within two (2) business days elect instead to proceed directly to arbitration, and will so notify the notifying party. If the notified party takes no action, the matter will proceed to mediation. If arbitration is elected by either party, the matter will proceed directly to arbitration. In the case of arbitration, the party selecting the location and choice of rules of the arbitration as specified under
Section 20.b. of this Agreement shall, within ten (10) business days of the election to arbitrate, notify the other party of the selections of location and choice of rules made.

      5. In the event of mediation, the parties agree that Jonathan Isaacs Marks of J.A.M.S./Endispute or his designee shall select a mediator within five (5) business days. If Mr. Isaacs Marks or his designee is unable to select a mediator, the parties shall within ten (10) business days select a mediator based on candidates provided by the Washington, D.C. office of J.A.M.S./Endispute, or if J.A.M.S./Endispute is unavailable, the American Arbitration Association.

      a. Within two (2) business days of the mediator's selection, the mediator will confer in a joint conference call with representatives of the parties to discuss the issues in dispute and any further preparation needed prior to holding a mediation session. The parties shall defer to the mediator's recommendation about appropriate procedures.

      b. The parties shall attempt to resolve the dispute through mediation for at least twenty (20) business days from the date of the mediator's initial joint telephone conference.

      c. The time period for mediation shall be extended automatically past the initial twenty (20) business days until one party declares in writing an impasse and demands arbitration. If an impasse is declared by either party, the matter shall proceed to arbitration.

                                   EXHIBIT F2

                            EXPEDITED ADR PROCEDURES

      In the event a dispute arises requiring expedited APR procedures, the following procedures will be followed:

      1. The parties will attempt to resolve disputes arising under this Agreement informally and in the normal course of business, by means of negotiations between employees of the companies responsible for the parties' day-to-day relationship.

      2. Either party may at any time request that the parties make arrangements for an executive from each side not directly involved in the underlying dispute to confer, either by telephone or in person, in an effort to negotiate a resolution of the dispute.

      3. Although the parties recognize that resolution of disputes through direct negotiation under Sections 1 and 2 of this Exhibit F2 are to be preferred, in the event that either party believes that normal business negotiations are not likely to lead to a timely resolution, either party may at any time without regard to Sections 1 and 2 of this Exhibit F2 initiate expedited ADR proceedings by notifying the other in writing via facsimile of a demand for expedited ADR proceedings, with a succinct statement of the matters at issue, and by sending the notification and statement to the Washington, D.C. office of J.A.M.S./ENDISPUTE. Notice will comply with the requirements of
Section 11 of this Agreement.

      4. The expedited ADR proceedings will consist of an expedited arbitration unless both parties agree in writing that they wish to pursue mediation, either as a preliminary to arbitration or in parallel to the arbitration proceedings. If the parties agree to pursue mediation, Jonathan Marks or another mediator agreed to by the parties will serve as mediator, and the mediator shall follow such procedures to which the mediator and the parties agree.

      5. Unless the parties agree in writing to an alternative approach (as to accommodate mediation or to fit the specifics of a particular dispute), the parties will proceed as follows:

            a. Within one (1) business day (a business day consists of a day, excluding Saturdays, Sundays and all holidays generally recognized in either the United States or the Federal Republic of Germany) of receipt of the demand for expedited ADR proceedings, J.A.M.S./ENDISPUTE will inform the parties by facsimile of the name of the arbitrator who will handle the case.

            b. The matter will be heard and decided by one of the following members of the J.A.M.S./ENDISPUTE panel of neutrals: The Honorable Kathleen Roberts; The Honorable Robert Tarleton; The Honorable Curtis Emery Von Kann.] In the event that one of the three pre-identified neutrals ceases to be a member of the J.A.M.S./ENDISPUTE panel of neutrals, J.A.M.S./ENDISPUTE will provide additional names of potential arbitrators and the parties will agree on a replacement; if the parties cannot agree, J.A.M.S./ENDISPUTE may appoint a replacement.

            c. On the fifth (5th) business day after J.A.M.S./ENDISPUTE has notified the parties of the arbitrator, the arbitrator will hold a preliminary telephone conference during which the parties will describe the dispute and discuss the procedure for resolving the dispute, including, for example, the need for and content of pre-hearing submissions. To the extent that the parties cannot agree on procedures, the arbitrator will orally inform the parties at the close of the telephone hearing of his procedural decisions. He will confirm those decisions in writing no later than the following business day.

            d. On the sixth (6th) business day after the preliminary telephone conference, unless both parties agree to shorten the time or to extend the time, the arbitrator will hold an in-person hearing to receive evidence and consider arguments relating to the matter; provided, however, that if the parties cannot agree to extend the time and the arbitrator concludes that in the interest of justice the time should be extended, the arbitrator may do so.

                  (1) The hearing will be conducted at a time decided by the arbitrator, in either New York City or Washington, D.C., the location to be decided by the arbitrator.

                  (2) The arbitrator will not be bound by the rules of evidence.

                  (3) The arbitrator will allow each side to present written and oral evidence as they deem appropriate, except that the arbitrator may set time limits to ensure that the hearing is completed within one (1) working day.

                  (4) The arbitrator will declare the record closed at the end of the hearing, except that the arbitrator may defer the closing of the record for up to two (2) business days in order to allow the parties to make post-hearing submissions.

                  (5) The arbitrator will hand down a binding award within one
            (1) business day of the close of the record. The award will be accompanied by a statement of reasons. "Statements of reasons" from prior expedited arbitrations may be used by parties to later arbitrations to support their positions.

            e. Except as specifically set out herein, the arbitrator will have sole discretion to determine procedures for the arbitration.